A Proven History of Shareholder Value Creation And Commitment to Our Communities 3rd Quarter 2022 Lakeland Financial Corporation LKFN L I S T E D

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3 David M. Findlay President & Chief Executive Officer david.findlay@lakecitybank.com (574) 267-9197 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267-9125

4 This presentation contains, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” or other similar expressions. All statements in this presentation, including forward-looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain and, accordingly, you are cautioned not to place undue reliance on any forward-looking statement. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including, without limitation: (i) the effects of future economic, business and market conditions and changes, including the effects of governmental monetary and fiscal policies, (ii) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities and other interest sensitive assets and liabilities, (iii) changes in borrowers’ credit risks and payment behaviors, (iv) the timing and scope of any legislative and regulatory changes, including changes in tax and banking laws and regulations and their application by the Company’s regulators, (v) the failure of assumptions and estimates used in the Company’s reviews of its loan portfolio, underlying the establishment of reserves for possible credit losses, the Company’s analysis of its capital position and other estimates; and (vi) the risks noted in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as well as other risks and uncertainties set forth from time to time in the Company’s other filings with the Securities and Exchange Commission. Forward-Looking Information

5 Bank Director’s 2021 Scorecard

Consecutive Increases in PTPP Income Since 2012(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 6 Long Term Success for Shareholders (including LKFN) Source: S&P Capital IQ Pro. Financial data is as of June 30, 2022. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 9/26/22; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2012 through December 31, 2021). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as consecutive increases in pre-tax, pre-provision earnings (excludes nonrecurring revenues and expenses, one-time goodwill impairment charges) for each of the years ending December 31, 2013, 2014, 2015, 2016, 2017, 2018, 2019, 2020 and 2021. 8 Institutions LTM ROE >13% 23 Institutions 159 Institutions 207 Institutions

Tangible Common Equity 91.8% Reserves 8.2% 7 Strong Capital Structure $1 .2 1 $2 0. 18 $2 8. 83 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 Tangible Book Value(1) Per Share (1)compounded annual growth rate computed from 1991-2021 *TBV adjusted to exclude the market value impact of AFS investment securities for TCE and Tangible Assets Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common Share are Non-GAAP financial measures. See “Reconciliation of Non-GAAP Financial Measures” in the Third Quarter 2022 Earnings Press Release and Form 8-K. Key Ratios and Per Share Data as of September 30, 2022 TCE/Tangible Assets 8.20% Adj. TCE/Adj. Tangible Assets 11.22% Total Risk-Based 15.29% Leverage 11.40% Book Value $20.33 Tangible Book Value $20.18 Adj. Tangible Book Value $28.83 *

8 Interest Rate Sensitivity Highly Asset Sensitive Balance Sheet Fixed Rate $1,332,388 33% Prime $1,408,460 35% 1 Month LIBOR $621,550 16% FHLB/Other $648,562 16% Commercial Loans $4.0 billion as of September 30, 2022 (000’s) • Every 25 basis point move up in the federal funds rate is expected to improve margin by 3-5 basis points • Fixed rate loans have shorter, average original terms of 5 years • Cost of funds remains at historically low levels but has begun to increase in Q3 with the expectation this trend continues • 89% of loan portfolio consists of commercial loans and 67% of commercial loans are tied to variable interest rates

9 Lake City Bank Today •A long-term and consistent organic growth story •Headquartered in Warsaw, Indiana •52 branch offices - $6.3 billion banking assets - $2.6 billion trust, retirement and investment brokerage assets •Focused on execution – “blocking and tackling” •Continued growth potential Sesquicentennial

10 30 Years of Organic Growth $2 ,7 07 $9 5, 73 3 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Net Income Record Net Income for 31 of 33 Years N et In co m e Compound Annual Growth 1991 – 2021 • Loans = 11% • Deposits = 11% • Net Income = 13% • Earnings Per Share = 12% (000’s)

11 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

12 Strong Regional and Statewide Economy Indiana Unemployment Rate is Significantly Lower Than the National Average Source: United States Bureau of Labor Statistics. Lake City Bank footprint is defined as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange, Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana U ne m pl oy m en t 9. 5% 8. 4% 7. 2% 5. 7% 4. 2% 4. 1% 3. 7% 3. 4% 3. 0% 7. 5% 3. 3% 2. 9% 9. 4% 8. 4% 7. 3% 5. 9% 4. 5% 4. 4% 4. 0% 3. 6% 3. 2% 7. 2% 4. 0% 3. 1% 9. 1% 8. 2% 7. 3% 6. 3% 5. 2% 5. 0% 4. 5% 3. 9% 3. 8% 8. 5% 5. 3% 3. 8% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2011 August 2012 August 2013 August 2014 August 2015 August 2016 August 2017 August 2018 August 2019 August 2020 August 2021 August 2022 August Consolidated LCB Footprint Indiana United States

Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

14 Commercial Banking Focus Experienced Relationship Driven Team • 40 credit “smart” commercial bankers • Average 23 years in banking & 12 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients’ needs • Deep organizational structure provides credit and administrative support • We cross-sell aggressively by leveraging technology

15 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in-market lender to in-market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • Orientation towards owner occupied and well structured nonowner occupied real estate

16 Corporate Social Responsibility 150 Year History of Focusing on Our Customers, Employees and Our Communities • Supporting our communities since 1872 • Building and caring for our team • Delivering loan products to our communities • Supporting financial literacy in our footprint • Protecting our customers and their data • Caring for the environment • Focus on ESG is ongoing

17 Lake City Bank Culture High Quality Team Members • Our culture is our greatest asset and we will preserve it • Lake City University drives our culture • Diversity, Equity and Inclusion ongoing initiatives • Our community involvement is real and critical to our strategy • Our culture has not been diluted by acquisition

18 Mature1 Market Deposit Performance Organic Growth 2012 - 2022 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks. Source: FDIC 6/30/22 Statistics $2,509 $2,501 $2,373 $596 $509 $486 $328 $93 -$210 -$1,162-$1,500 -$1,000 -$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Lake City Bank 1st Source JPM Chase PN C Star First M erchants FSB of M iddlebury O ld N ational KeyBank Flagstar(2) Lake City Bank has grown deposits by 102% over the last ten-year period.

19 Organic Growth Indianapolis Market Opportunity Indianapolis Market Banks Share of Market 1. JPM Chase 24% 2. PNC 14% 3. Merchants Bank 10% 4. Fifth Third 8% 5. Huntington National 7% 6. BMO Harris 5% 7. Bank of America 5% 8. First Internet Bank 5% 9. National Bank of Indy 4% 10. KeyBank 3% 16. Lake City Bank 1% Marion, Hamilton and Johnson Counties as of 6/30/22; Source: FDIC 6/30/22 Statistics 97% 3% Out of State In State Deposit Market Share

20 (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) Hoosiers By The Numbers- Indiana Department of Workforce Development (3) https://fred.stlouisfed.org/graph/?g=lc2J (4) https://www.cnbc.com/2022/07/13/top-states-for-business-indiana.html A Strong Environment for Growth and Expansion • Indiana #1 manufacturing state in the country(1) • Manufacturing jobs increased 4.2% from June ‘21 to June ‘22(2) • U.S. Census Bureau announced Indiana’s population grew by 4.7% between 2010 and 2020 • Indiana unemployment at 2.4% as of June 2022(3) • GDP growth of 5.2% from December ‘19 to December ‘21 • Supply chain and labor availability challenges continue • Indiana ranked 14 in CNBC’s “America’s Top States for Business 2022”, ranking Indiana higher than any of its neighboring states(4)

21 Core Deposit Funding Strategy Core Deposit Growth Impacted by Excess Liquidity in Economy • Deposit surge from PPP funding and stimulus starting to abate • DDA growth over two years of 29% – Retail quarter average growth of 58% over two years – Commercial quarter average growth of 24% over two years • Capitalize on market disruption in our footprint to grow deposits • Emphasize checking account relationship products and flexible solutions including Lake City Bank Digital platform • Leverage demographic and lifestyle data • Omni channel media campaign is utilized

22 Commitment to Technology and Cyber Risk Management Innovation and Competitive Technology is a Focus • Fintech partnerships play a growing role in our technology stack • Investments in Lake City Bank Digital, our focus on a solution that is experiencing increased demand • Technology partnership with FIS is strong – User Planning Council and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • Cybersecurity protection expands • AI and data gathering and analysis is playing an increasingly important role • Branch of the future proof of concept implemented in 2021

23 Channel Utilization Over Three Year Horizon Mobile Channel Engagement Continues to Accelerate (1) Measurement period includes twelve months of data ending September 30, 2019 and September 30, 2022 (2) Includes mobile phone, Apple watch & iPad app use Channel Type Total Transactions 2019(1) % of Total Total Transactions 2022(1) % of Total Three Year Change Branch Transactions 2,309,051 18% 2,033,179 14% (12)% ATM/ITM 941,914 7% 867,327 6% (8)% Online Logins 5,150,800 41% 4,613,640 32% (10)% Mobile Logins(2) 4,043,192 32% 6,603,414 46% 63% Telephone Banking 266,190 2% 223,904 2% (16)% Total 12,711,147 100% 14,341,464 100% 13%

24 Customer Composition and Digital Adoption September 2022 Customer Composition and Digital Adoption Over Three Years Generation Customer Breakdown 9/30/22 9/30/21 9/30/20 Gen Z (1996 - Current) 16% 54% 45% 43% Millennial (1977 - 1995) 25% 63% 56% 55% Gen X (1965 - 1976) 19% 52% 46% 44% Baby Boomer (1946 - 1964) 30% 46% 41% 39% Mature (1945 or before) 10% 33% 29% 26% Digital Adoption 51% 45% 43%

Financial Performance

26 Income Performance Metrics LKFN Performance Exceeds National and Indiana Peers and Maintains Strong Capital Levels 1.29% 1.69% 1.76% 1.55% 1.56% 1.61% 12.72% 16.51% 15.47% 13.51% 14.19% 16.89% 12.83% 16.64% 15.57% 13.59% 14.27% 16.99% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2017 2018 2019 2020 2021 YTD 2022 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE a nd R O AT E 1Source KBW Price Performance Review September 30, 2022 ROAE and ROATE LTM Peer Data1 National Indiana ROAE 11.9% 12.5% ROATE 13.8% 14.3% ROAA LTM Peer Data1 National Indiana ROAA 1..05% 1.15%

$57,330 $80,411 $87,047 $84,337 $95,733 $71,450 $77,840 $2.23 $3.13 $3.38 $3.30 $3.74 $2.79 $3.03 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2017(1) 2018 2019 2020 2021 YTD 2021 YTD 2022 Net Income Diluted EPS 27 Net Income and EPS Profitability Improves in 2022 (1) Includes impact of tax reform of $4.1 million income tax provision for 2017 2022 Net Income increase 9% 2022 Diluted EPS increase 9% N et In co m e EP S (000’s)

$92,634 $105,344 $110,620 $118,646 $118,521 $88,731 $94,617 2.08% 2.21% 2.24% 2.19% 1.93% 1.46% 1.46% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2017 2018 2019 2020 2021 YTD 2021 YTD 2022 Pretax Pre-Provision Earnings Pretax Pre-Provision/Average Assets 28 Pretax Pre-Provision Earnings Growth in Net Interest Income Offset by Decline in Noninterest Income Note: Pretax Pre-Provision Earnings is a Non-GAAP financial measure. See “Reconciliation of Non- GAAP Financial Measures” in the Second Quarter 2022 Earnings Press Release and Form 8-K. 2022 Pretax Pre-Provision Earnings YOY Increase 7% Pr et ax P re -P ro vi sio n Ea rn in gs Pr et ax P re -P ro vi sio n Ea rn in gs /A ve ra ge A ss et s (000’s)

96% 94% 94% 95% 83% 76% 50% 60% 70% 80% 90% 100% 110% 120% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2017 2018 2019 2020(1) 2021(1) YTD 2022(1) Retail Commercial Average Loans to Average Deposits 29 Average Loans Organic Average Loan Growth ex PPP of $199 million or 5% for 2022 (1) Includes $377 million in Average PPP loans in 2020, $238 million in December 31, 2021, and $10 million in 2022 2022 YOY Decrease (2)% 2022 YOY ex PPP, Increase 5% Lo an s Lo an s t o De po sit R at io $3,610,908 $3,843,912 $3,974,532 $4,424,472 $4,421,094 (000’s) $4,381,284

30 Line of Credit Utilization Utilization Improves in 2022 $1 ,5 88 $1 ,7 53 $1 ,7 15 $1 ,6 55 $1 ,6 64 $1 ,6 96 $1 ,6 16 $1 ,6 69 $1 ,6 30 $1 ,5 93 $1 ,6 37 $1 ,4 73 $1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,5 46 $1 ,5 14 $1 ,6 12 $1 ,6 11 $1 ,8 06 $1 ,7 37 $1 ,7 97 $1 ,7 38 $1 ,7 85 $1 ,8 35 $1 ,7 85 $2 ,0 66 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 51% 54% 52% 51% 48% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 25% 35% 45% 55% 65% 75% 85% 95% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Outstanding Available % Line Usage 3, 13 4 PPP Round 1 PPP Round 2 3, 26 7 3, 32 7 3, 26 6 3, 47 0 3, 43 3 3, 41 3 3, 40 7 3, 41 6 3, 42 9 3, 42 3 3, 53 9 3, 55 4 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 01 1 4, 20 3 4, 09 8 4, 34 2

$3 89 ,0 51 $4 67 ,4 58 $5 72 ,9 66 $6 60 ,3 60 $6 20 ,1 74 $6 13 ,4 45 $6 79 ,0 78 $7 40 ,5 76 $6 84 ,5 11 $6 89 ,4 50 $7 30 ,3 73 $7 75 ,9 47 $7 61 ,6 86 $7 72 ,9 95 $8 49 ,0 92 $8 14 ,4 30 $8 83 ,9 56 $1 ,2 16 ,4 14 $1 ,2 18 ,9 43 $1 ,2 73 ,8 86 $1 ,3 39 ,6 73 $1 ,4 62 ,9 35 $1 ,4 93 ,2 45 $1 ,5 71 ,9 64 $1 ,5 61 ,7 47 $1 ,4 77 ,3 56 $1 ,5 10 ,9 10 50% 51% 50% 52% 52% 52% 51% 54% 52% 51% 48% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 30% 35% 40% 45% 50% 55% 60% Commercial DDA Line of Credit Utilization 31 Line of Credit Utilization vs. Commercial DDA Co m m er ci al D DA Li ne o f C re di t U til iza tio n PPP Funding Negatively Impacted Line Utilization PPP Round 1 (000’s) PPP Round 2

32 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,511,295 34%Commercial RE - Owner Occupied $741,293 17% Commercial RE - Nonowner Occupied $655,975 15% Commercial RE - Multifamily $191,212 4% Commercial RE - Construction $468,288 10% Agri-business - Agriculture $342,066 8% Other Commercial $100,831 2% Residential Mortgage $196,077 4% Home Equity $173,419 4% Installment - Other Consumer $111,801 2% $4.5 billion as of September 30, 2022 (000’s) Commercial 89% Consumer 11% Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”) Collateral Code as reported on the call report.

33 Top 10 Industry Concentrations Loan Portfolio is Diversified Agriculture & Agribusiness $393,669 9% Multifamily Housing $382,887 9% RV Industry $184,316 4% Nursing Homes & Assisted Living $161,113 4% Automobile Dealers $121,261 3% Hotels $106,843 2% Plastics Product Manufacturing $99,888 2% Durable Goods Merchant Wholesalers $96,910 2% Self-Storage $94,501 2% Restaurants $90,473 2% Top 10 Industries Represent 39% or $1.7 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to the North American Industry Classification System (“NAICS”)

$3,757,209 $4,093,894 $4,242,524 $4,650,597 $5,357,284 $5,745,771 95% 97% 98% 98% 99% 99% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 2017 2018 2019 2020 2021 YTD 2022 Average Deposits % of Funding 34 Average Deposits Deposit Growth Slows in 2022 Compared to 2021 2022 YOY Growth 9% De po sit s De po sit s a s a P er ce nt o f T ot al F un di ng (000’s)

35 Deposit Breakdown Deposit Costs Rise in Response to Rising Interest Rate Environment Total Retail $2,056,626 36% Total Public Fund $1,481,100 26% Total Commercial $2,116,390 38% Brokered Deposits $10,017 0% September 30, 2022 Total Deposits - $5.7 billion (000’s) 1.19% 0.98% 0.63% 0.48% 0.50% 0.54% 0.72% 1.10% 1.35% 0.63% 0.31% 0.42% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2022 Cost of Deposits Deposit Composition at end of period 2009 2022 Non-interest Bearing Demand Deposits 12% 32% Interest Bearing Demand, Savings & MMA 34% 55% Time Deposits > or = to $100,000 35% 10% Time Deposits < $100,000 19% 3% Total Deposits (billions) $1.9 $5.7

36 Public Fund Deposit Trends $6 29 ,8 92 $6 49 ,2 71 $6 38 ,3 49 $7 31 ,4 45 $7 52 ,7 45 $7 80 ,0 46 $7 21 ,2 03 $7 43 ,9 61 $6 95 ,9 81 $8 45 ,4 89 $8 28 ,1 57 $8 34 ,9 53 $7 92 ,0 55 $8 71 ,2 75 $9 04 ,1 53 $1 ,0 14 ,4 30 $1 ,0 81 ,8 65 $1 ,1 94 ,0 13 $1 ,2 25 ,4 13 $1 ,2 18 ,8 54 $1 ,2 79 ,1 18 $1 ,4 18 ,8 40 $1 ,4 21 ,0 74 $6 04 ,9 07 $5 75 ,8 33 $5 10 ,5 28 $5 18 ,7 86 $5 37 ,5 37 $4 44 ,1 94 $5 28 ,4 85 $4 71 ,5 35 $5 15 ,1 30 $4 08 ,1 78 $4 53 ,2 57 $2 92 ,1 21 $3 40 ,1 16 $2 31 ,4 72 $3 07 ,7 11 $1 47 ,7 59 $1 22 ,0 20 $8 1, 10 7 $6 3, 99 2 $6 5, 51 9 $6 1, 18 0 $3 9, 07 1 $5 9, 75 8 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 Checking CDs $1 ,2 35 ,6 87 $1 ,2 25 ,9 91 $1 ,1 49 ,7 65 $1 ,2 35 1, 11 9 $1 ,2 91 ,1 70 $1 ,2 25 ,1 27 $1 ,2 50 ,5 76 $1 ,2 15 ,5 33 $1 ,2 11 ,1 48 $1 ,2 53 ,7 04 $1 ,2 81 ,4 51 $1 ,1 27 ,1 11 $1 ,1 32 ,4 38 $1 ,1 03 ,0 14 $1 ,2 12 ,1 31 $1 ,1 62 ,4 57 $1 ,2 04 ,1 53 $1 ,2 75 ,3 88 $1 ,2 89 ,6 03 $1 ,2 84 ,6 41 $1 ,4 81 ,1 00 $1 ,4 58 ,1 79 $1 ,3 40 ,5 66 Majority of Public Funds are Core Deposits

37 Investment Portfolio Excess Liquidity Temporarily Deployed to Investment Portfolio 14.1% 12.9% 11.8% 11.5% 12.0% 12.3% 13.6% 21.4% 20.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2014 2015 2016 2017 2018 2019 2020(1) 2021(2) 2022(3) M V In ve st m en ts a s a % o f A ss et s (1) Ratio for 12/31/20 excludes PPP loans of $412 million in total assets (2) Ratio for 12/31/21 excludes PPP loans of $26 million in total assets (3) Ratio for 9/30/22 excludes PPP loans of $2 million in total assets September 30, 2022 Weighted Maturity Book Yield Market Value US Govt REMICS 5.74 2.16 123,967 US Govt Pools 6.91 1.94 380,788 US Agencies 8.80 1.55 131,255 US Treasury Notes/Bills 0.73 1.91 1,968 AFS Municipals (TEY) 15.85 3.08 554,208 HTM Municipals (TEY) 18.18 2.73 103,326 Total (Tax-Equivalent Yield) 11.85 2.48% $1,295,512 US Govt Treas 0.15% US Govt Remics 9.57% US Govt Pools 29.39% AFS Municipals 42.78% HTM Municipals 7.98% US Govt Agencies 10.13% Portfolio Effective Duration 6.5 years as of September 30, 2022

$135,892 $151,271 $155,047 $163,008 $178,088 $133,081 $146,050 3.33% 3.43% 3.38% 3.19% 3.07% 3.11% 3.25% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 2017 2018 2019 2020 2021 YTD 2021 YTD 2022 Net Interest Income Net Interest Margin, fully tax equivalent 38 Net Interest Income Growth in Net Interest Income Impacted by Higher Rates and Growth in Loans 2022 YOY Growth 10% N et In te re st In co m e N et In te re st M ar gi n, fu lly ta x eq ui va le nt (000’s)

1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 22% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 16% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28% 4.50% 4.77% 4.43% 6.75% 5.50% 3.64% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2022 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Watch List Loans to Total Loans excluding PPP 39 Asset Quality Watchlist Loans as a Percentage of Total Loans at Historic Lows N on pe rf or m in g As se ts to T ot al A ss et s W at ch L ist L oa ns to T ot al L oa ns e xc lu di ng P PP

40 Asset Quality Allowance for Credit Losses Represents Strong Coverage 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% -0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 03% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.50% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2022 AC L to T ot al L oa ns , e xc lu di ng P PP N et C ha rg eo ffs to A ve ra ge L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective 1/1/21

$36,009 $40,302 $44,997 $46,843 $44,720 $35,011 $31,343 22% 21% 22% 22% 20% 21% 18% 0% 10% 20% 30% 40% 50% 60% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2017 2018 2019 2020 2021 YTD 2021 YTD 2022 N on -In te re st In co m e as % o f T ot al R ev en ue N on -In te re st In co m e Non-Interest Income % of Total Revenue 41 Noninterest Income Growth in Fee Generating Lines of Business is Offset by Market Driven Volatile Activity 2022 YOY Decrease (10)% (000’s)

42 Total Revenue $171,932 $191,573 $200,044 $209,851 $222,808 $168,092 $177,393 $0 $50,000 $100,000 $150,000 $200,000 $250,000 2017 2018 2019 2020 2021 YTD 2021 YTD 2022 (000’s) Revenue Growth Benefited by Core Loan Growth and Rising Rates 2022 YOY Increase 6%

43 Non-Interest Expense Disciplined Operating Expense Management 2022 YOY Increase 4% $79,267 $86,229 $89,424 $91,205 $104,287 $79,361 $82,776 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2017 2018 2019 2020 2021 YTD 2021 YTD 2022 (000’s)

44 Efficiency Ratio Revenue Growth Outpaces Expense Growth 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 47% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2022 Constant investment in technology and facilities

452022 Growth 18% Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $0.85 $1.00 $1.16 $1.20 $1.36 $1.02 $1.20 1.77% 2.25% 2.40% 2.24% 1.70% 1.91% 2.20% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 2017 2018 2019 2020 2021 YTD 2021 YTD 2022 Dividend Per Share - split adjusted Dividend Yield Di vi de nd p er S ha re Di vi de nd Y ie ld

46 LKFN Shareholder Value Total Return Performance from 12/31/00 to 9/30/22 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 LKFN S&P 500 S&P US BMI Banks Index S&P 500 Financials 3,500.00 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 2,944.01% 313.81% 111.30% 102.94%

47 Investment Highlights •Proven History of Organic Growth •Disciplined and Focused Strategy •Strong Internal Culture •Consistent Execution •Service Excellence Drives Shareholder Value

Supplemental Information

Allen 17% Elkhart 15%St. Joseph 9% Kosciusko 11% Hamilton 8% Marion 12% Marshall 4% Other IN Counties (1) 18% Outside IN 6% 49 Commercial Loans by County Commercial Customers in 46 Indiana Counties and 22 Other States September 30, 2022 (1) All other counties individually represent less than 0.5% of total (000’s) Commercial Loans Outstanding as of 9/30/2022 $4.0 billion

50 Larger Market Organic Expansion Organic Growth State Rank County Primary City Population* LCB Entry LCB Deposit Market Share** # of Branches 22. Kosciusko Warsaw 80,106 1872 60% 12 6. Elkhart Elkhart 206,921 1990 23% 11 5. St. Joseph South Bend 272,212 1997 9% 4 3. Allen Fort Wayne 388,608 1999 13% 5 1. Hamilton, Johnson, Marion Indianapolis 1,492,050 2011 1% 6 * Source: STATS Indiana ** Source: FDIC 6/30/22 Statistics

51 1Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties 2Flagstar purchased Wells Fargo Indiana branches in 2018 Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory reporting for each year presented. Mature Market Strength and Growth Organic Growth (millions)1 2022 2012 2022 # of OfficesDeposits Share Deposits Share Increase 1. 1st Source $5,051 18.67% $2,550 14.77% 98.08% 53 2. Lake City Bank $4,978 18.40% $2,469 14.30% 101.62% 52 3. JPM Chase $3,896 14.40% $1,523 8.82% 155.81% 20 4. PNC $1,845 6.82% $1,249 7.24% 47.72% 17 5. First Merchants $1,128 4.17% $642 3.72% 75.70% 10 6. Flagstar/Wells Fargo(2) $979 3.62% $2,141 12.40% (54.27)% 23 7. Star $950 3.51% $440 2.55% 115.91% 10 8. Old National $778 2.87% $684 3.97% 13.74% 9 9. KeyBank $712 2.63% $922 5.34% (22.78)% 14 10. FSB of Middlebury $639 2.36% $311 1.80% 105.47% 6 Market Total $27,058 $17,264 56.73%

52 Graph presents 12 month projected net interest income simulation results as of September 30, 2022 using parallel shocks Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet -17.41% -11.01% -5.13% -2.43% -1.16% 0.92% 1.84% 3.66% 7.36% 11.10% -20.00% -15.00% -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% NII - Rates Dn 300 NII - Rates Dn 200 NII - Rates Dn 100 NII - Rates Dn 50 NII - Rates Dn 25 NII - Rates Up 25 NII - Rates Up 50 NII - Rates Up 100 NII - Rates Up 200 NII - Rates Up 300